UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21470

Eaton Vance Tax-Advantaged Global Dividend Income Fund
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Alan R. Dynner The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2006

Item 1. Reports to Stockholders

Semiannual Report June 30, 2006

EATON VANCE
TAX-
ADVANTAGED
GLOBAL
DIVIDEND
INCOME
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at
1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC's for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of June 30, 2006

I N V E S T M E N T  U P D A T E

Aamer Khan, CFA
Co-Portfolio Manager

Thomas H. Luster, CFA
Co-Portfolio Manager

Michael R. Mach, CFA
Co-Portfolio Manager

Judith A. Saryan, CFA
Co-Portfolio Manager

The Fund

Performance for the Past Six Months

•                  Based on share price, Eaton Vance Tax-Advantaged Global Dividend Income Fund (the Fund), a closed-end fund traded on the New York Stock Exchange, had a total return of 9.79% for the six-month period ended June 30, 2006.(1) This return resulted from an increase in share price to $21.85 on June 30, 2006, from $20.56 on December 31, 2005, plus the distribution to common shareholders of $0.598 per share. Based on the Fund’s most recent dividend and a closing share price of $21.85 on June 30, 2006, the Fund had a market yield of 6.86%.(2)

•                  Based on an increase in net asset value (NAV) to $23.86 on June 30, 2006, from $22.17 per share on December 31, 2005, plus the reinvestment of distributions to common shareholders of $0.598 per share, the Fund had a return of 11.18% for the six-month period ended June 30, 2006.(1)

•                  For comparison, the Russell 1000 Value Index, an unmanaged index of large-cap value stocks, had a total return of 6.56% during the same period. The average return for the Fund’s Lipper peer group, Lipper Global Funds Classification, was 7.57% for the same period.(3)

Management Discussion

•                  During the past six months, the Fund’s performance benefited from its focus on dividend-paying stocks, which, in a period that ended with an increase in volatility, have performed well compared with the stock market as a whole. In the first four months of the period, global stock markets generally rose due to continued economic growth, resilient consumer spending, and solid corporate profits. Double-digit growth in dividend payments and share buybacks, coupled with continued strength in merger and acquisition activity, provided additional support. Beginning in May 2006, however, equity markets declined on investor concerns about the potential effects of rising interest rates on future economic growth. Investors shunned riskier investments, such as emerging markets and small-cap growth stocks. While dividend-paying stocks also declined, their losses were less severe than those in many other equity sectors. As a result of this outperformance, as well as management’s stock selection, the Fund’s performance for the six-months ended June 30, 2006, was ahead of its benchmark indices and Lipper Classification average.

•                  Based on the Fund’s objective of providing a high level of after-tax total return, which consists primarily of tax-favored dividend income and capital appreciation, the Fund was invested primarily in securitiesthat generated a relatively high level of qualified dividend income (QDI) during the six-month period. At the end of the period, the Fund had approximately 82% of total investments invested in common stocks, approximately 16% of total investments invested in preferred stocks and 2% of total investments in cash equivalents. Within the common stock portfolio, the Fund had a significant exposure to the higher-yielding utility, telecommunication and financial sectors. In addition, the Fund maintained a diversified common stock portfolio across the consumer, industrial, energy, health care and materials sectors.

•                  Over the last six months, stock selection was again a key driver of the Fund’s performance. Stocks making meaningful positive contributions to the Fund’s performance during the period included Fund holdings in the financials, energy, and utilities sectors.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested. The returns include a dividend declared in December 2005 and payable in 2006. Investment return and market price will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, current performance may be lower or higher than quoted. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1)          Performance results reflect the effect of leverage resulting from the Fund’s issuance of Auction Preferred Shares.

(2)          The Fund’s market yield is calculated by dividing the most recent dividend per share by the share price at the end of the period and annualizing the result.

(3)          It is not possible to invest directly in an Index or Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in an Index. Unlike the Fund, an Index’s return does not reflect the effect of leverage, such as the issuance of auction preferred shares.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Holdings in the financials sector benefited from strong performance among several European bank stocks, which have thrived because of lower interest rates relative to the United States. In the energy sector, oil stocks led due to surging demand, constraints on supply, and, consequently, record high prices for oil. In the utilities sector, management’s continued emphasis on higher-quality integrated utilities with strong cash flows and steady earnings growth was particularly beneficial during the six-month period, as these made the strongest contributions to relative performance. Fund holdings in each of these sectors generated returns that were in excess of comparable sector holdings of the Russell 1000 Value Index.(3)

•                  Limiting the Fund’s relative performance over the past six months were holdings in the telecommunications sector, where wireless stocks fell victim to more intensified competitive pressures. Fund holdings in the materials sector detracted due to declines in commodity prices after a long run-up, and consumer staples holdings lagged due to a reduction in consumer spending. In each of these sectors, returns generated by the Fund’s holdings were below those generated by comparable sector holdings in the Russell 1000 Value Index.(3)

•                  During the six months ended June 30, 2006, the Federal Reserve Board moved to increase short-term interest rates four more times by a total of 1.0%. At period end, the Fed Funds target rate, a key short-term interest rate benchmark, stood at 5.25%. Rates rose across the yield curve as well (though not as much on the long end), creating a challenging environment for the preferred stock portion of the Fund. Challenges posed by these rising rates were somewhat offset by solid corporate credit quality and stable yield spreads. Nonetheless, rising interest rates put downward pressure on preferred stock prices.

•                  During the period, a portion of Fund assets was invested in non-U.S. common and preferred stocks. These investments provided the Fund with international diversification and dividend yields often more attractive than the yields available on stocks issued by similar domestic corporations. As of June 30, 2006, approximately 37% of the Fund’s total investments was invested in non-U.S. common stocks. In addition, approximately 10% of the Fund’s total investments was invested in “Yankee” preferreds. Yankee preferreds are preferred stocks generally issued by large, highly-rated, European financial institutions but denominated in U.S. dollars.

•                  Since April 2004, when the Fund initially issued its Auction Preferred Shares (APS) leverage, we have on a number of occasions moved to change the maturities of its APS issues. As of June 30, 2006, the Fund’s $750 million issued and outstanding in APS equaled 28.75% of total assets and maintained a weighted average reset period of 47 days. This compares to a weighted average reset of 105 days when the leverage was first issued. By changing the maturity of the Fund’s APS in this manner, the Fund has sought to lower its overall leverage cost.

•                  We are pleased to report that since inception through June 30, 2006, the Fund has increased its monthly dividend 5 times for its common shareholders. The increases in the Fund’s monthly dividend reflected both the implementation of the Fund’s dividend capture strategy and the significant number of dividend increases announced by companies represented in the Fund’s common stock portfolio.

•                  The Fund’s dividend capture strategy is a trading strategy designed to enhance the level of qualified dividend income earned by the Fund. By implementing dividend capture trading, the Fund has been able to collect a greater number of dividend payments than it would have collected by simply adhering to a buy-and-hold strategy. (There can be no assurance that the continued use of dividend capture trading will be successful in the future. In addition, the use of this strategy exposes the Fund to increased trading costs and the potential for capital loss or gain.)

•                  The Fund continued to adhere to its strategy of owning a diversified portfolio of dividend-paying common and preferred stocks during the period. Our strategy is to focus investments in companies characterized by strong business franchises and solid balance sheets. For common stocks, we generally focus on companies that offer the potential for growth of earnings and dividends, and for capital appreciation over time. For preferred stocks, we take into consideration the interest rate sensitivity of the investment and our interest rate expectations.

•                  In closing, we would like to thank shareholders for their continued confidence and participation in the Fund.

(3)          It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in an Index. Unlike the Fund, an Index’s return does not reflect the effect of leverage, such as the issuance of auction preferred shares.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of June 30, 2006

FUND PERFORMANCE

Performance(1)

Average Annual Total Returns (by share price, New York Stock Exchange)
One Year	18.97%
Life of Fund (1/30/04)	13.10%

Average Annual Total Returns (at net asset value)
One Year	16.31%
Life of Fund (1/30/04)	17.29%

(1)          Performance results reflect the effect of leverage resulting from the Fund’s issuance of Auction Preferred Shares.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The returns include dividends declared in December 2005 and payable in 2006. Investment return and market price will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, current performance may be lower or higher than quoted. For performance as of the most recent month end, please refer to www.eatonvance.com.

Investment Types(2)

By total investments

(2)          Reflects the Fund’s investments as of June 30, 2006. Investment types shown as a percentage of the Fund’s total investments. Fund information may not be representative of the Fund’s current or future investments and is subject to change due to active management.

Top Ten Equity Holdings(3)

By total investments

Statoil	2.4%
Altria Group	2.4
E.on AG	2.2
BP Plc	2.2
RWE AG	2.1
Scottish & Southern	2.1
Total SA	2.0
Wyeth	1.8
Marathon Oil	1.8
Bank of Nova Scotia	1.8

(3)          Ten Largest Holdings represented 20.8% of Fund total investments as of June 30, 2006. Holdings are subject to change due to active management.

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of June 30, 2006

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks — 116.4%
Security	Shares	Value
Beverages — 1.8%
Diageo PLC	2,000,000	$33,598,714
		$33,598,714
Capital Markets — 2.0%
Merrill Lynch & Co., Inc.	200,000	$13,912,000
UBS AG	200,000	21,849,248
		$35,761,248
Commercial Banks — 16.5%
Allied Irish Banks PLC	1,000,000	$24,025,940
Bank of America Corp.	400,000	19,240,000
Bank of Montreal	400,000	21,568,000
Bank of Nova Scotia	1,150,000	45,712,500
Barclays PLC	2,000,000	22,676,741
BNP Paribas SA	250,000	23,898,579
Credit Agricole SA	100,000	3,793,813
HBOS PLC	750,000	13,017,932
HSBC Holdings PLC	2,500,000	43,996,046
Lloyds TSB Group PLC	1,500,000	14,696,823
Societe Generale	300,000	44,034,083
Wells Fargo & Co.	350,000	23,478,000
		$300,138,457
Construction & Engineering — 1.4%
Vinci SA	250,000	$25,700,674
		$25,700,674
Construction Materials — 2.4%
Cemex SA de CV ADR(1)	211,334	$12,039,698
Lafarge SA	250,000	31,326,388
		$43,366,086
Distributors — 0.9%
Genuine Parts Co.	400,000	$16,664,000
		$16,664,000
Diversified Financial Services — 1.5%
Citigroup, Inc.	400,000	$19,296,000
JPMorgan Chase & Co.	200,000	8,400,000
		$27,696,000

Security	Shares	Value
Diversified Telecommunication Services — 6.5%
AT&T, Inc.	1,400,000	$39,046,000
BCE, Inc.	1,200,000	28,380,000
BellSouth Corp.	600,000	21,720,000
BT Group PLC	4,000,000	17,675,335
PanAmSat Holding Corp.	438,009	10,945,845
		$117,767,180
Electric Utilities — 15.5%
E.ON AG	500,000	$57,457,444
Edison International	650,000	25,350,000
Endesa, SA	150,000	5,210,103
Enel SPA	500,000	4,300,195
Entergy Corp.	500,000	35,375,000
Exelon Corp.	660,000	37,507,800
FPL Group, Inc.	700,000	28,966,000
Scottish and Southern Energy PLC	2,500,000	53,179,098
Scottish Power PLC	1,825,396	19,667,017
Southern Co.	500,000	16,025,000
		$283,037,657
Electrical Equipment — 3.2%
Cooper Industries, Ltd., Class A	225,000	$20,907,000
Emerson Electric Co.	450,000	37,714,500
		$58,621,500
Food Products — 1.7%
Nestle SA	100,000	$31,288,358
		$31,288,358
Furniture and Appliances — 0.4%
Kingfisher PLC	1,633,984	$7,207,792
		$7,207,792
Hotels, Restaurants & Leisure — 1.5%
McDonald's Corp.	800,000	$26,880,000
		$26,880,000
Household Durables — 0.6%
Stanley Works	250,000	$11,805,000
		$11,805,000

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of June 30, 2006

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Independent Power Producers & Energy Traders — 1.3%
TXU Corp.	400,200	$23,927,958
		$23,927,958
Industrial Conglomerates — 2.0%
General Electric Co.	300,000	$9,888,000
Siemens AG	300,000	26,052,244
		$35,940,244
Insurance — 5.2%
American International Group, Inc.	200,000	$11,810,000
Axis Capital Holdings Ltd.	325,000	9,298,250
Lincoln National Corp.	400,000	22,576,000
Prudential Financial, Inc.	465,000	36,130,500
St. Paul Travelers Cos., Inc.	200,000	8,916,000
Willis Group Holdings Ltd.	200,000	6,420,000
		$95,150,750
Machinery — 1.8%
Deere & Co.	400,000	$33,396,000
		$33,396,000
Media — 0.4%
Publishing & Broadcasting Ltd.	100,000	$1,351,640
Reed Elsevier NV	100,000	1,498,370
Wolters Kluwer NV	200,000	4,719,850
		$7,569,860
Metals & Mining — 4.1%
Fording Canadian Coal Trust	750,000	$23,775,000
Freeport-McMoRan Copper & Gold, Inc., Class B	600,000	33,246,000
Southern Copper Corp.	200,000	17,826,000
		$74,847,000
Multi-Utilities — 7.0%
Ameren Corp.	268,000	$13,534,000
RWE AG	650,000	53,926,113
United Utilities PLC	1,471,400	17,427,485
Veolia Environnement	813,234	41,947,492
		$126,835,090

Security	Shares	Value
Oil, Gas & Consumable Fuels — 17.1%
BP PLC ADR	800,000	$55,688,000
Chevron Corp.	650,000	40,339,000
ENI SPA	1,280,000	37,585,649
Marathon Oil Corp.	550,000	45,815,000
Neste Oil Oyj	500,000	17,566,066
Statoil ASA	2,200,000	62,735,404
Total SA ADR	800,000	52,416,000
		$312,145,119
Pharmaceuticals — 7.3%
AstraZeneca PLC	400,000	$24,056,903
GlaxoSmithKline PLC	1,500,000	41,868,401
Sanofi-Aventis ADR	400,000	19,480,000
Wyeth	1,050,000	46,630,500
		$132,035,804
Real Estate Investment Trusts (REITs) — 6.2%
AvalonBay Communities, Inc.	200,000	$22,124,000
Boston Properties, Inc.	170,000	15,368,000
Developers Diversified Realty Corp.	375,000	19,567,500
Equity Residential Properties Trust	260,000	11,629,800
Simon Property Group, Inc.	260,000	21,564,400
SL Green Realty Corp.	200,000	21,894,000
		$112,147,700
Textiles, Apparel & Luxury Goods — 1.8%
Compagnie Financiere Richemont AG, Class A	700,000	$31,919,827
		$31,919,827
Tobacco — 3.8%
Altria Group, Inc.	850,000	$62,415,500
Imperial Tobacco Group PLC	200,000	6,169,621
		$68,585,121
Wireless Telecommunication Services — 2.5%
Alltel Corp.	450,000	$28,723,500
Bouygues SA	150,000	7,699,912
Sprint Corp. (FON Group)	300,000	5,997,000
Vodafone Group PLC ADR	110,000	2,343,000
		$44,763,412
Total Common Stocks (identified cost $1,646,722,978)		$2,118,796,551

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of June 30, 2006

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Preferred Stocks — 22.4%
Security	Shares	Value
Capital Markets — 0.9%
UBS Preferred Funding Trust I, 8.622%(2)(3)	150,000	$16,741,365
		$16,741,365
Commercial Banks — 12.0%
Abbey National Capital Trust I, 8.963%(2)	50,000	$6,307,000
Abbey National PLC, 7.375%	143,500	3,673,600
ABN AMRO Capital Funding Trust VII, 6.08%	149,000	3,373,360
ABN AMRO North America Capital Funding Trust, 6.968%(3)(4)	3,300	3,413,437
Banco Santander, 6.41%	908,600	21,806,400
Barclays Bank PLC, 8.55%(2)(3)(4)	218,600	24,206,125
BBVA Preferred Capital Ltd., 7.75%	372,500	9,323,675
BNP Paribas Capital Trust, 9.003%(2)(3)(4)	150,000	17,385,315
CA Preferred Fund Trust II, 7.00%(2)	50,000	4,954,150
CA Preferred Fund Trust, 7.00%(2)	250,000	24,771,975
Den Norske Bank, 7.729%(2)(3)(4)	50,000	5,570,850
First Tennessee Bank, 5.873%(3)(4)	8,275	8,362,405
HSBC Capital Funding LP, 9.547%(2)(3)(4)	210,000	24,555,447
Lloyds TSB Bank PLC, 6.90%(2)	220,000	21,729,334
Nordbanken AB, 8.95%(2)(3)(4)	15,700	1,725,568
Royal Bank of Scotland Group PLC, 9.118%(2)	235,750	26,445,138
US Bancorp, Series B, 5.56%(3)	400,000	10,000,000
		$217,603,779
Diversified Financial Services — 0.7%
ING Groep NV, 6.125%	155,000	$3,532,450
ING Group NV, 7.20%	330,000	8,418,300
		$11,950,750
Food Products — 1.1%
Dairy Farmers of America, 7.875%(4)	222,480	$20,245,680
		$20,245,680
Insurance — 6.4%
ACE Ltd., 7.80%	177,500	$4,588,375
Aegon NV, 6.375%	400,000	9,376,000
Aegon NV, 6.50%	70,000	1,667,400
Arch Capital Group Ltd., 7.875%	11,000	271,700
Arch Capital Group, Ltd., 8.00%	77,000	1,958,880
AXA, 7.10%(2)	225,000	22,228,875

Security	Shares	Value
Insurance (continued)
Endurance Specialty Holdings Ltd., 7.75%	307,200	$7,406,592
ING Capital Funding Trust III, 8.439%(2)(3)	170,000	19,336,480
MetLife, Inc., 6.329%(3)	202,500	5,218,425
MetLife, Inc., 6.50%	97,500	2,401,425
Prudential PLC, 6.50%(2)	207,000	19,119,886
RenaissanceRe Holdings Ltd., 6.08%	447,500	9,782,350
Zurich Regcaps Fund Trust VI, 5.88%(3)(4)	12,500	12,773,438
		$116,129,826
Multi-Utilities — 0.4%
Southern California Edison, 6.000%	80,000	$7,600,000
		$7,600,000
Thrifts & Mortgage Finance — 0.9%
Federal Home Loan Mortgage Corp., Series F, 5.00%	80,000	$3,168,000
Federal Home Loan Mortgage Corp., Series M, 3.93%	100,000	4,236,000
Federal National Mortgage Association, Series K, 5.396%(3)	55,000	2,755,500
Federal National Mortgage Association, Series M, 4.75%	100,000	3,800,000
Federal National Mortgage Association, Series O, 7.065%(3)	60,000	3,236,250
		$17,195,750
Total Preferred Stocks (identified cost $433,667,035)		$407,467,150
Short-Term Investments — 3.0%
Security	Principal Amount (000's omitted)	Value
HSBC Finance Corp., Commercial Paper, 5.29%, 7/3/06	$46,188	$46,174,426
Investors Bank and Trust Company Time Deposit, 5.30%, 7/3/06	4,000	4,000,000
Societe Generale Time Deposit , 5.281%, 7/3/06	4,200	4,200,000
Total Short-Term Investments (at amortized cost, $54,374,426)		$54,374,426

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of June 30, 2006

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Value
Total Investments — 141.8% (identified cost $2,134,764,439)	$2,580,638,127
Other Assets, Less Liabilities — (0.6)%	$(10,166,629)
Auction Preferred Shares Plus Cumulative Unpaid Dividends — (41.2)%	$(750,474,099)
Net Assets — 100.0%	$1,819,997,399

ADR - American Depository Receipt

(1)  Non-income producing security.

(2)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(3)  Variable rate security. The stated interest rate represents the rate in effect at June 30, 2006.

(4)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, the aggregate value of the securities is $140,044,665 or 7.7% of the Fund's net assets.

Country Concentration of Portfolio
Country	Percentage of Total Investments	Value
United States	48.51%	$1,251,994,433
United Kingdom	18.15	468,442,993
France	7.77	200,629,815
Germany	5.33	137,435,802
Canada	4.63	119,435,500
Switzerland	3.30	85,057,433
Norway	2.65	68,306,254
Bermuda	2.17	56,044,772
Italy	1.62	41,885,843
Netherlands	1.13	29,212,370
Spain	1.05	27,016,503
Jersey	0.95	24,555,447
Other countries, less than 1%	2.74	70,620,962
	100.00	$2,580,638,127

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of June 30, 2006

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of June 30, 2006

Assets
Investments, at value (identified cost, $2,134,764,439)	$2,580,638,127
Cash	20,444
Foreign currency, at value (cost $311,045)	317,359
Receivable for investments sold	20,659,146
Dividends and interest receivable	7,397,095
Tax reclaims receivable	973,592
Total assets	$2,610,005,763
Liabilities
Payable for investments purchased	$37,458,808
Payable to affiliate for investment advisory fees	1,343,528
Payable for preferred shares remarketing agent fees	325,062
Payable to affiliate for Trustees' fees	7,329
Accrued expenses	399,538
Total liabilities	$39,534,265
Auction preferred shares (30,000 shares outstanding) at liquidation value plus cumulative unpaid dividends	750,474,099
Net assets applicable to common shares	$1,819,997,399
Sources of Net Assets
Common Shares, $0.01 par value, unlimited number of shares authorized, 76,265,527 shares issued and outstanding	$762,655
Additional paid-in capital	1,447,090,864
Accumulated net realized loss (computed on the basis of identified cost)	(104,032,463)
Undistributed net investment income	30,296,078
Net unrealized appreciation (computed on the basis of identified cost)	445,880,265
Net assets applicable to common shares	$1,819,997,399
Net Asset Value Per Common Share
($1,819,997,399 ÷ 76,265,527 common shares issued and outstanding)	$23.86

Statement of Operations

For the Six Months Ended
June 30, 2006

Investment Income
Dividends (net of foreign taxes, $3,581,481)	$101,619,578
Interest	392,696
Total investment income	$102,012,274
Expenses
Investment adviser fee	$10,741,889
Trustees' fees and expenses	14,170
Preferred shares remarketing agent fee and auction expenses	950,610
Custodian fee	530,513
Printing and postage	97,977
Legal and accounting services	50,829
Transfer and dividend disbursing agent fees	28,336
Miscellaneous	93,137
Total expenses	$12,507,461
Deduct — Reduction of custodian fee	$3
Reduction of investment adviser fee	2,625,011
Total expense reductions	$2,625,014
Net expenses	$9,882,447
Net investment income	$92,129,827
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(17,804,116)
Foreign currency and forward foreign currency exchange contract transactions	(407,522)
Net realized loss	$(18,211,638)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$116,965,782
Foreign currency and forward foreign currency exchange contracts	75,025
Net change in unrealized appreciation (depreciation)	$117,040,807
Net realized and unrealized gain	$98,829,169
Distributions to preferred shareholders
From net investment income	$(15,966,420)
Net increase in net assets from operations	$174,992,576

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of June 30, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
From operations — Net investment income	$92,129,827	$123,856,840
Net realized loss from investments, foreign currency and forward foreign currency exchange contract transactions	(18,211,638)	(34,304,984)
Net change in unrealized appreciation (depreciation) from investments, foreign currency and forward foreign currency exchange contracts	117,040,807	70,466,840
Distributions to preferred shareholders from net investment income	(15,966,420)	(23,612,319)
Net increase in net assets from operations	$174,992,576	$136,406,377
Distributions to common shareholders — From net investment income	$(45,606,785)	$(99,755,309)
Total distributions to common shareholders	$(45,606,785)	$(99,755,309)
Capital share transactions — Reduction of initial offering costs	$—	$146,001
Net increase in net assets from capital share transactions	$—	$146,001
Net increase in net assets	$129,385,791	$36,797,069
Net Assets Applicable to Common Shares
At beginning of period	$1,690,611,608	$1,653,814,539
At end of period	$1,819,997,399	$1,690,611,608
Undistributed (Distributions in excess) net investment income included in net assets applicable to common shares
At end of period	$30,296,078	$(260,544)

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of June 30, 2006

FINANCIAL STATEMENTS

Financial Highlights

Selected data for a common share outstanding during the periods stated
	Six Months Ended June 30, 2006	Year Ended December 31,
	(Unaudited)(2)	2005(2)	2004(1)(2)
Net asset value — Beginning of period (Common shares)	$22.170	$21.680	$19.100	(3)
Income (loss) from operations
Net investment income	$1.208	$1.624	$1.544
Net realized and unrealized gain	1.289	0.482	2.622
Distributions to preferred shareholders
From net investment income	(0.209)	(0.310)	(0.122)
Total income from operations	$2.288	$1.796	$4.044
Less distributions to common shareholders
From net investment income	$(0.598)	$(1.308)	$(1.345)
Total distributions to common shareholders	$(0.598)	$(1.308)	$(1.345)
Preferred and Common shares offering costs (charged to) reduced from paid-in capital	$—	$0.002	$(0.020)
Preferred Shares underwriting discounts	$—	$—	$(0.099)
Net asset value — End of period (Common shares)	$23.860	$22.170	$21.680
Market value — End of period (Common shares)	$21.850	$20.560	$19.790
Total Investment Return on Net Asset Value(4)	11.18%	9.68%	20.63	%(5)
Total Investment Return on Market Value(4)	9.79%	11.43%	10.11	%(5)

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of June 30, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Six Months Ended June 30, 2006		Year Ended December 31,
	(Unaudited)(2)		2005(2)	2004(1)(2)
Ratios/Supplemental Data† ††
Net assets applicable to common shares, end of period (000's omitted)	$1,819,997		$1,690,612	$1,653,815
Ratios (As a percentage of average net assets applicable to common shares):
Net expenses(6)	1.10	%(7)	1.15%	1.08	%(7)
Net expenses after custodian fee reduction(6)	1.10	%(7)	1.15%	1.08	%(7)
Net investment income(6)	10.33	%(7)	7.38%	8.63	%(7)
Portfolio Turnover	30%		97%	124%

†  The operating expenses of the Fund reflect reductions of the investment adviser fee. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average net assets applicable to common shares):
Expenses(6)	1.39	%(7)	1.45%	1.37	%(7)
Expenses after custodian fee reduction(6)	1.39	%(7)	1.45%	1.37	%(7)
Net investment income(6)	10.04	%(7)	7.08%	8.34	%(7)
Net investment income per share	$1.174		$1.558	$1.492

††  The ratios reported are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:

Ratios (As a percentage of average total net assets):
Net expenses	0.78	%(7)	0.79%	0.77	%(7)
Net investment income	7.29	%(7)	5.10%	6.16	%(7)

† ††  The operating expenses of the Fund reflect reductions of the investment adviser fee. Had such actions not been taken, the ratios would have been as follows:

Ratios (As a percentage of average total net assets):
Expenses	0.99	%(7)	1.00%	0.98	%(7)
Expenses after custodian fee reduction	0.99	%(7)	1.00%	0.98	%(7)
Net investment income	7.08	%(7)	4.89%	5.95	%(7)

Senior Securities:

Total preferred shares outstanding	30,000	30,000	30,000
Asset coverage per preferred share(8)	$85,682	$81,359	$80,127
Involuntary liquidation preference per preferred share(9)	$25,000	$25,000	$25,000
Approximate market value per preferred share(9)	$25,000	$25,000	$25,000

(1)  For the period from the start of business, January 30, 2004, to December 31, 2004.

(2)  Computed using average common shares outstanding.

(3)  Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(4)  Returns are historical and are calculated by determining the percentage change in market value and net asset value with all distributions reinvested. Total return is not computed on an annualized basis. Total investment return on net asset value and total investment return on market value are not computed on an annual basis. The returns do not include dividends declared one year and payable in the next.

(5)  Total investment return on net asset value is calculated assuming a purchase price at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported.

(6)  Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average net assets applicable to common shares reflect the Fund's leveraged capital structure.

(7)  Annualized.

(8)  Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets, and dividing this by the number of preferred shares outstanding.

(9)  Plus accumulated and unpaid dividends.

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited)

  1  Significant Accounting Policies

Eaton Vance Tax-Advantaged Global Dividend Income Fund (the Fund) is registered under the Investment Company Act of 1940 (the 1940 Act), as amended, as a diversified, closed-end management investment company. The Fund was organized under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated November 14, 2003. The Fund's investment objective is to provide a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund seeks to achieve its objective by investing primarily in dividend-paying common and preferred stocks. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Fund for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and /or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2005, the Fund, for federal income tax purposes, had a capital loss carryover of $72,493,618, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryover will expire on December 31, 2012 ($52,539,884) and December 31, 2013 ($19,953,734).

Additionally, at December 31, 2005, the Fund had a net capital loss of $12,670,924 attributable to security transactions incurred after October 31, 2005. These capital losses are treated as arising on the first day of the Fund's taxable year ending December 31, 2006.

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

D  Offering Costs — Costs incurred by the Fund in connection with the offering of the common shares and preferred shares were recorded as a reduction of capital paid in excess of par applicable to common shares.

E  Written Options — Upon the writing of a call or a put option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written in accordance with the Fund's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

F  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund's policies on investment valuations discussed above. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

G  Swap Agreements — The Fund may enter into swap agreements to hedge against fluctuations in securities prices, interest rates or market conditions, to change the duration of the overall portfolio, to mitigate non-payment or default risk, or to gain exposure to particular securities, baskets of securities, indices or currencies. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) to be exchanged or swapped between the parties, which returns are calculated with respect to a notional amount (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index). The Fund will enter into swaps on a net basis. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund will not enter into any swap unless the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. These instruments are traded in the over-the-counter market. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

H  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

I  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

J  Indemnifications — Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

K  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses are computed on the specific identification of the securities sold.

L  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statements of Operations.

M  Interim Financial Statements — The interim financial statements relating to June 30, 2006 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund's management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

  2  Auction Preferred Shares

The Fund issued 4,000 shares of Auction Preferred Shares (APS) Series A, 4,000 shares of APS Series B, 4,000 shares of APS Series C, 4,000 shares of APS Series D, 4,000 shares of APS Series E, 4,000 shares of APS Series F and 6,000 shares of APS Series G on April 12, 2004 in a public offering. The underwriting discount and other offering costs were recorded as a reduction of the capital of the common shares. Dividends of the APS, which accrue daily, are cumulative at a rate which was established at the offering of the APS and have been reset by an auction based on the dividend period of each Series. Rates are reset weekly for Series A, Series B and Series C, approximately monthly for Series D and E, approximately bi-monthly for Series G and approximately semi-annually for Series F. Dividends are generally paid on the day following the end of the dividend period for Series A, Series B and Series C. Series D, Series E, Series F and Series G pay accumulated dividends on the first business day of each month and on the day following the end of the dividend period. Dividend rate ranges for the six months ended June 30, 2006 are as indicated below:

Series	Dividend Rate Ranges
Series A	3.20% – 4.72%
Series B	3.00% – 4.80%
Series C	3.50% – 4.75%
Series D	4.00% – 4.80%
Series E	4.00% – 4.70%
Series F	4.29% – 4.95%
Series G	4.04% – 4.84%

The APS are redeemable at the option of the Fund, at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Fund is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS shall remain unpaid in an amount equal to two full years' dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the APS as defined in the Fund's By-Laws and the 1940 Act. The Fund pays an annual fee equivalent to 0.25% of the preferred shares' liquidation value for the remarketing efforts associated with the preferred auctions.

  3  Distribution to Shareholders

The Fund intends to make monthly distributions of net investment income, after payment of any dividends on any outstanding APS. In addition, at least annually, the Fund intends to distribute net capital gain, if any. Distributions are recorded on the ex-dividend date. The applicable dividend rates for APS on June 30, 2006 are listed below. For the six months ended June 30, 2006, the amount of dividends each Series paid to Auction

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

Preferred shareholders and average APS dividend rates for such period were as follows:

Series	APS Dividend Rates as of June 30, 2006	Dividends Paid to Preferred Shareholders for the year ended June 30, 2006	Average APS Dividend Rates for the year ended June 30, 2006
Series A	4.490%	$2,013,371	4.008%
Series B	4.800%	$2,021,284	4.056%
Series C	4.100%	$2,083,434	4.143%
Series D	4.500%	$2,164,952	4.454%
Series E	4.290%	$2,168,268	4.307%
Series F	4.950%	$2,292,603	4.560%
Series G	4.838%	$3,222,507	4.273%

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

  4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. Under the advisory agreement, EVM receives a monthly advisory fee in the amount equal to 0.85% annually of average daily gross assets of the Fund. For the six months ended June 30, 2006, the advisory fee amounted to $10,741,889. EVM serves as the administrator of the Fund, but currently receives no compensation for providing administrative services to the Fund.

In addition, the Adviser has contractually agreed to reimburse the Fund for fees and other expenses in the amount of 0.20% of the average daily gross assets for the first five years of the Fund's operations, 0.15% of average daily gross assets in year six, 0.10% in year seven and 0.05% in year eight. For the six months ended June 30, 2006 the Investment Adviser waived $2,527,587 of its advisory fee. The Advisor has also agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of Fund portfolio transactions that is consideration for third-party research services. For the six months ended June 30, 2006, the Investment Adviser waived $97,424 of its advisory fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. No significant amounts were deferred during the six months ended June 30, 2006.

Certain officers and Trustees of the Fund are officers of the above organization.

  5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $746,868,068 and $755,506,531, respectively, for the six months ended June 30, 2006.

  6  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of investments owned by the Fund at June 30, 2006, as determined on a federal income tax basis, were as follows:

Aggregate cost	$2,134,764,439
Gross unrealized appreciation	$474,995,641
Gross unrealized depreciation	(29,121,953)
Net unrealized appreciation	$445,873,688

  7  Common Shares of Beneficial Interest

The Agreement and Declaration of Trust permits the Fund to issue an unlimited number of full and fractional $0.01 par value common shares of beneficial interest. Transactions in common shares were as follows: For the six months ended June 30, 2006 and year ended December 31, 2005, the Fund had no transactions in Fund shares.

  8  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

  9  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Fund did not have any open obligations under these financial instruments at June 30, 2006.

  10  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Fund is currently evaluating the impact of applying the various provisions of FIN 48.

Eaton Vance Tax-Advantaged Global Dividend Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31, 2006,

Eaton Vance Tax-Advantaged Global Dividend Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement between the Eaton Vance Tax-Advantaged Global Dividend Income Fund (the "Fund"), and Eaton Vance Management (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in dividend-paying common and preferred stocks. The Board noted the Adviser's in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management. The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the respective investment advisory agreements.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-year period ended September 30, 2005 for the Fund. The Board concluded that the performance of the Fund is satisfactory.

Eaton Vance Tax-Advantaged Global Dividend Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Fund (referred to as "management fees"). As part of its review, the Board considered the Fund's management fees and total expense ratio for the one-year period ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the adviser's profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Tax-Advantaged Global Dividend Income Fund

INVESTMENT MANAGEMENT

Officers
Duncan W. Richardson
President
Thomas E. Faust Jr.
Vice President
James B. Hawkes
Vice President and Trustee
Aamer Khan
Vice President and
Co-Portfolio Manager
Thomas H. Luster
Vice President and
Co-Portfolio Manager
Michael R. Mach
Vice President and
Co-Portfolio Manager
Judith A. Saryan
Vice President and
Co-Portfolio Manager
Barbara E. Campbell
Treasurer
Alan R. Dynner
Secretary
Paul M. O'Neil
Chief Compliance Officer	Trustees Samuel L. Hayes, III Chairman Benjamin C. Esty William H. Park Ronald A. Pearlman Norton H. Reamer Lynn A. Stout Ralph F. Verni

Investment Adviser of Eaton Vance Tax-Advantaged Global Dividend Income Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Tax-Advantaged Global Dividend Income Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 43027
Providence, RI 02940-3027
(800) 262-1122

Eaton Vance Tax-Advantaged Global Dividend Income Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

2051-8/06  CE-TAGDISRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms). Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration. Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company). Formerly, Mr. Reamer was Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

Not required in this filing

Item 5. Audit Committee of Listed registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. The investment adviser will generally support company management on proposals relating to environmental and social policy issues, on matters regarding the state of organization of the company and routine matters related to corporate administration which are not expected to have a significant economic impact on the company or its shareholders. On all other matters, the investment adviser will review each matter on a case-by-case basis and reserves the right to deviate from the Policies’ guidelines when it believes the situation warrants such a deviation. The Policies include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to members of senior management of the investment adviser identified in the Policies. Such members of senior management will determine if a conflict exists. If a conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Tax-Advantaged Global Dividend Income Fund

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	August 15, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	August 15, 2006

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	August 15, 2006